UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2008

POWERSECURE INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12014 (Commission File Number)	84-1169358 (I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina (Address of principal executive offices)	27587 (Zip code)
Registrant’s telephone number, including area code: (919) 556-3056
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.
     On June 9, 2008, at the 2008 Annual Meeting of Stockholders (“Annual Meeting”) of PowerSecure International, Inc., a Delaware corporation (the “Company”), the Company’s stockholders approved the adoption of the PowerSecure International, Inc. 2008 Stock Incentive Plan (the “2008 Plan”), which provides for the grant of cash and equity awards to the officers, directors, employees, advisors and consultants of the Company. In April 2008, the Compensation Committee of the Board of Directors of the Company (the “Board”) recommended, and the Board unanimously adopted, the 2008 Plan, subject to stockholder approval. The 2008 Plan became effective immediately upon stockholder approval at the Annual Meeting. No grants or awards were made under the 2008 Plan prior to the Annual Meeting.
     The 2008 Plan succeeds and replaces the PowerSecure International, Inc. 1998 Stock Incentive Plan, as amended and restated (the “1998 Plan”). The 1998 Plan, under which only 43,283 shares of Common Stock, par value $.01 per share (“Common Stock”), of the Company remain available for issuance, expires on June 12, 2008, and no shares of Common Stock are available for issuance under the 1998 Plan after that date. The Company will not make any further awards under the 1998 Plan.
     The principal features of the 2008 Plan are summarized below. The following summary does not purport to be complete and is qualified in its entirety by reference to the 2008 Plan, which is Exhibit 10.1 hereto and incorporated herein by this reference.
Purpose
     The purpose of the 2008 Plan is to attract, retain, reward and motivate the best available officers, directors, employees, advisors and consultants by providing them with an equity interest in order to align their interests with those of the Company’s stockholders and providing such persons with incentives to promote the Company’s long-term growth and profitability and the success of the Company’s business and to enhance stockholder value. The 2008 Plan is also designed to permit the Company to make cash- and equity-based awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
Shares Available for Issuance
     A total of 600,000 shares of the Company’s Common Stock are authorized and reserved for issuance under the 2008 Plan, subject to adjustment for certain changes in the Company’s capital structure. The shares of Common Stock issuable under the 2008 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by the Company in the open market (other than with the proceeds of stock option exercises).
     The number of shares of Common Stock available for issuance under the 2008 Plan will be reduced by 1.5 shares for each share of Common Stock delivered in settlement of any “full value award” granted under the 2008 Plan, which is any award other than a stock option, stock appreciation right or other award for which the participant pays the intrinsic value, and by one share for each share of Common Stock issued upon exercise or settlement of all awards that are not full value awards, such as stock options and stock appreciation rights. In the event that an award expires or is cancelled, forfeited, settled in cash or otherwise terminated before delivery of all or some of the shares subject to such award, then the number of shares available for issuance under the 2008 Plan will be increased by 1.5 shares for each share subject to a full value award and by one share for each share subject to an award that is not a full value award.
     The 2008 Plan counts shares on a “gross” basis and does not allow the re-grant of shares withheld or surrendered in payment of the exercise price or tax withholding obligations of an award. To the extent permitted by applicable law or any stock exchange rule, shares issued or issuable in connection with any award issued in substitution for any outstanding award of any entity acquired in any form of combination by the Company or its subsidiaries will not be counted against the shares available for issuance under the 2008 Plan.
     Administration. The 2008 Plan will be administered by the Compensation Committee or another committee appointed by the Board (the “Committee”), unless the Board decides at any time to administer the 2008 Plan. If the Board at any time decides to administer the 2008 Plan, it will have all of the powers of the Committee under the 2008 Plan. The Committee is authorized to designate which participants will receive awards, determine the type and number of awards to be granted, set the terms, conditions and provisions of awards (including the exercise price, the exercisability and vesting and the form of consideration payable upon exercise of awards), cancel awards, prescribe forms of award agreements, interpret the 2008 Plan, establish, amend and rescind rules and regulations related to the 2008 Plan, and make all other determinations which may be necessary or advisable to the administration of the 2008 Plan or the grant of awards under the 2008 Plan, subject to the terms and conditions of the 2008 Plan. The Committee may, to the extent permitted by applicable law, delegate the authority to grant or amend awards to one or more of the Company’s officers or non-employee directors. Any such officer or non-employee director will not be delegated the authority to grant awards to the Company’s officers.
Eligibility
     The officers, directors, employees, consultants and advisers of the Company and its existing or future subsidiaries who, in the determination of the Committee, are responsible for or contribute to the Company’s management, growth, profitability and successful performance are eligible to receive awards under the 2008 Plan. However, only the Company’s employees are eligible to receive awards of incentive stock options under the 2008 Plan.
Limitations
     During any calendar year, the maximum number of shares of Common Stock that can be granted to any individual participant subject to awards under the 2008 Plan is 500,000 shares, and the maximum amount of cash payable under awards, even performance-based awards, to any individual participant is $2.5 million. In addition, the maximum number of shares of Common Stock that can be issued upon exercise of incentive stock options awarded under the 2008 Plan is 500,000 shares.
     In addition, the Board has committed to limiting the average “burn rate” under the 2008 Plan and any other stock plan during 2008, 2009 and 2010 to 3.5% of the Company’s shares of Common Stock outstanding. The burn rate means the total number of shares of Common Stock issued pursuant to awards of stock options, restricted stock, stock-settled stock appreciation rights, performance shares or other awards, with each share issued under a full value award counting as 1.5 shares, divided by the number of shares of Common Stock outstanding at the end of each year.

Awards settled in cash within the terms of the 2008 Plan will not be included in the calculation of the burn rate.
Awards
     The 2008 Plan provides that the Committee may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and other stock-based compensation awards or any combination thereof to the Company’s officers, directors, employees, consultants and advisors. These awards may be granted on the terms and conditions described in the 2008 Plan. Each award will be evidenced by a separate agreement with the grantee of the award and will indicate the type, terms and conditions of the award.
     The exercise price of stock options will be determined by the Committee but may not be less than the fair market value of the Company’s Common Stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to an employee beneficially owning more than 10% of the Company’s outstanding Common Stock). The Committee may grant non-qualified stock options to any eligible participant, but may grant incentive stock options only to employees. Stock options will become exercisable at such time or times in whole or in part as determined by the Committee, except that stock options may not be exercised later than 10 years after the date of grant (5 years after grant in the case of an incentive stock option granted to an employee beneficially owning more than 10% of the Company’s outstanding Common Stock)..
     The base price for stock appreciation rights will be fixed by the Committee but will not be less than the fair market value of the Company’s Common Stock on the date of grant. Stock appreciation rights will be exercisable at such time or times and under such other terms and conditions as determined by the Committee, except that stock appreciation rights may not be exercised later than 10 years from the date of grant.
     The 2008 Plan prohibits the direct or indirect repricing of outstanding stock options or stock appreciation rights granted under the 2008 Plan, without stockholder approval. For example, the exercise price of stock options or the base price of stock appreciation rights outstanding under the 2008 Plan are not permitted to be reduced, outstanding stock options and stock appreciation rights are not permitted to be exchanged for stock options or stock appreciation rights with a lower exercise or base price, and underwater stock options and stock appreciation rights are not permitted to be exchanged for cash, shares, other property or other awards, without stockholder approval.
Vesting of Awards
     The applicable award agreement governing an award will contain the period during which the right to exercise the award in whole or in part vests, including the events or conditions upon which the vesting of any award may accelerate. Full value awards made under the 2008 Plan will be subject to vesting over a period of not less than (i) three years following the grant date of the award if it vests based solely on employment or service with the Company, or (ii) one year measured from the commencement of the period over which performance is evaluated for full value awards that are issued or vest based upon the attainment of performance goals or other performance-based objectives. However, full value awards covering up to an aggregate of 5% of the total number of shares of Common Stock available for awards under the 2008 Plan may be granted without respect to such minimum vesting provisions.

Transferability of Awards
     Under the 2008 Plan, awards are generally not assignable or transferable by a participant, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, except to the Company under the terms of the 2008 Plan, and except that, upon approval by the Committee, non-qualified stock options and stock appreciation rights may be transferred by participants to immediate family members, to trusts for the benefit of immediate family members and to partnerships or similar entities in which such participant and the participant’s immediate family members are the only parties or members.
Acceleration of Awards Upon Change in Control
     The 2008 Plan provides that in the event of the Company’s “change in control” (as defined in the 2008 Plan and subject to limitations due to Section 409A of the Code), all outstanding awards under the 2008 Plan, regardless of any limitations or restrictions, will immediately vest and become fully exercisable, and all restrictions applicable to outstanding restricted stock, performance awards and other stock-based awards will lapse, unless otherwise provided by the Committee at the time of grant of the award or unless waived or deferred by the participants.
Amendment and Termination of the 2008 Plan
     The Board has the right to amend, alter, suspend, discontinue or terminate the 2008 Plan at any time without the consent of the stockholders or participants, except that (i) stockholder approval of such action will be required if such approval is required by any federal or state law or regulation or stock exchange or stock market rule, regulation or policy, or if the Board in its discretion determines that obtaining such stockholder approval is advisable, and (ii) subject to the terms of the 2008 Plan, no amendment or termination of the 2008 Plan may materially and adversely affect the rights of a participant under any award granted under the 2008 Plan without the consent of the affected participant. Unless earlier terminated by the Board, the 2008 Plan will terminate on June 9, 2018, the tenth anniversary of the Annual Meeting, and no award may be granted under the 2008 Plan after that date, although awards granted prior to that date will remain in full force and effect subject to their terms.
     The Committee may amend or terminate outstanding awards under the 2008 Plan, unless expressly prohibited by the 2008 Plan. However, the amendment or termination of any award that materially reduces the value of an award or otherwise impairs or adversely affects the rights of the participant under such award will require the consent of the participant.
Adjustments upon Changes in Capitalization
     In the event that the Company’s stock changes by reason of any dividend (excluding an ordinary dividend) or other distribution, recapitalization, stock split, reverse sock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, sale, transfer, exchange or other disposition of all or substantially all of the Company’s assets, exchange of the Company’s securities, issuance of warrants or other rights to purchase Common Stock or other of the Company’s securities, or other similar transaction or change in the Company’s capital structure, then the Committee will make equitable adjustments to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the 2008 Plan by making appropriate adjustments to the number and class of shares with respect to which awards may be granted under the 2008 Plan, the maximum number of shares of Common Stock that may be issued to any individual in any fiscal year pursuant to awards, the terms and conditions of any outstanding awards, and the number and kind of shares and the exercise price of any outstanding award under the 2008 Plan.

Other Provisions
     The 2008 Plan also contains various other provisions relating to the grant and exercise of awards, including but not limited to provisions with respect to payment of the exercise or purchase price.
Further Information
     The 2008 Plan is described in detail in the Company’s Proxy Statement for the Annual Meeting. The descriptions of the 2008 Plan set forth herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2008 Plan, which is Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

10.1	PowerSecure International, Inc. 2008 Stock Incentive Plan (Incorporated by reference to Exhibit 10.1 to the PowerSecure International, Inc. Registration Statement on Form S-8, Registration No. 333-15140.)

10.2	Form of Restricted Stock Agreement under the PowerSecure International, Inc. 2008 Stock Incentive Plan

10.3	Form of Incentive Stock Option Agreement for Employees under the PowerSecure International, Inc. 2008 Stock Incentive Plan

10.4	Form of Non-Qualified Stock Option Agreement under the PowerSecure International, Inc. 2008 Stock Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.
By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Vice President and Chief Financial Officer

Dated: June 9, 2008